FREMONT MUTUAL FUNDS, INC.
                           INSTITUTIONAL
                           U.S. MICROCAP FUND
                           ANNUAL REPORT

                               [GRAPHIC OMITTED]

                                October 31, 1998

                                                                  Fremont [LOGO]
                                                                    Funds

[BLANK PAGE]

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Profile and Letter to Shareholders ...................................    2
Report of Independent Accountants .........................................    4
Statement of Investments ..................................................    5
Combined Financial Statements
Statement of Assets and Liabilities .......................................    6
Statement of Operations ...................................................    7
Statement of Changes in Net Assets ........................................    8
Financial Highlights ......................................................    8
Notes to Financial Statements .............................................    9

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Robert E. Kern, Jr.
Portfolio Manager
Kern Capital Management LLC

[PHOTO]

Robert E. Kern, Jr.,

------------
FUND PROFILE
------------

The U.S. micro-cap stock market is a breeding ground for entrepreneurially managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont Institutional U.S. Micro-Cap Fund.

     Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth.

     The Fund's manager, Robert E. Kern, Jr., is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

To Our Shareholders,

For the six and twelve months ended October 31, 1998, the Fremont Institutional U.S. Micro-Cap Fund declined 26.35% and 21.03%, respectively, compared to the Russell 2000's 21.20% and 11.84% losses over the same time period.

     In mid-April, small company stocks hit an air pocket formed by a global economic crisis in confidence. Small and micro-cap stocks fell as investors initially flocked to large cap stocks and ultimately sought the shelter of U.S. Treasuries. The S&P 500's 26% peak-to-trough correction was modest in comparison to the Russell 2000's 37% slide from its April high to early October bottom.

     During the second half of fiscal 1998, we experienced price declines in all five of our portfolio sectors--technology, health care, services, consumer, and special situations. Losers outpaced winners by a wide margin. Stocks that reported disappointing earnings were taken out and shot. In general, those that met our earnings expectations were only beaten up. That's what happens during severe market downturns. In a more normal market environment, we would expect earnings shortfalls to be punished. Conversely, we would anticipate rewards from portfolio holdings that met their earnings expectations. However, through much of this fiscal year, reporting good earnings gains was not good enough to propel stock prices.

     Our investment team's strategy during difficult periods in the stock market is to consolidate the number of portfolio holdings and focus on those that we believe will be among the first to attract investor interest when confidence improves. When the stock market rallied in October, this strategy again proved successful as the Fund's gain of 12.9% ranked it among the best performing micro-cap funds during October.

     We also altered our sector allocation. Technology now represents 31%, consumer stocks 16%, health care 11%, business equipment & services

--------------------------------------------------------------------------------
GROWTH OF $10,000 (1)

[GRAPHIC OMITTED]

                                                     10/31/98
                                                     --------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND             $50,940
RUSSELL 2000 INDEX                                    $30,298


AVERAGE ANNUAL RETURNS FOR PERIODS ENDED 10/31/98

1 YEAR    5 YEARS   10 YEARS
----------------------------
-21.03%   11.69%    17.68%

ANNUAL RETURNS                     TOP TEN HOLDINGS

11/01/88-10/31/89   +25.28%        Orckit Communications Ltd. ...........   6.2%
11/01/89-10/31/90   -10.25%        MDSI Mobile Data Solutions, Inc. .....   4.6%
11/01/90-10/31/91   +84.70%        Cytyc Corp. ..........................   4.3%
11/01/91-10/31/92    -0.65%        IMPCO Technologies, Inc. .............   3.3%
11/01/92-10/31/93   +42.08%        Cinar Films, Inc. (Class B) ..........   3.0%
11/01/93-10/31/94   -10.62%        New Era of Networks, Inc. ............   3.0%
11/01/94-10/31/95   +29.21%        Anaren Microwave, Inc. ...............   2.7%
11/01/95-10/31/96   +41.99%        TSI International Software Ltd. ......   2.4%
11/01/96-10/31/97   +34.19%        NuCO2, Inc. ..........................   2.4%
11/01/97-10/31/98   -21.03%        Richey Electronics, Inc. .............   2.3%
                                           TOTAL ........................  34.2%

*Unannualized (1) Assumes initial investment of $10,000 on November 1, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into the Fremont Institutional U.S. Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.
--------------------------------------------------------------------------------

2  FREMONT MUTUAL FUNDS

14%, and special situations 13%. That leaves 15% in cash, most of which came in from new shareholders and additional contributions from existing shareholders in late October. We are pleased by the confidence shareholders have in our investment abilities and delighted to have this "dry powder" to build up existing positions and take advantage of evolving opportunities in the micro-cap stock market.

     Let me give you an example. MDSI Mobile Data Solutions, Inc., is the leading worldwide systems provider for automating mobile field service crews in the utilities and telecommunications industries. Utilizing wireless communications, the global positioning system (GPS), and low-cost portable computers, MDSI reports the location and progress of maintenance and repair crews to its client companies' central offices, thereby materially enhancing productivity and reducing cost. MDSI stumbled in its initial efforts to serve the taxi dispatch business, losing money on a large contract with a London taxi company.

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
PORTFOLIO DIVERSIFICATION AS OF 10/31/98
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

TECHNOLOGY (SOFTWARE) (16.5%)
SHORT-TERM SECURITIES (14.8%)
OTHER (17.1%)
RETAIL (7.0%)
CONSUMER SERVICES (8.3%)
HEALTH CARE (10.8%)
TECHNOLOGY (COMPONENTS) (11.5%)
BUSINESS EQUIPMENT & SERVICES (14.0%)


However, its utilities, telecommunications, and cable television markets are thriving, as shown by a 31% increase in revenues, 53% rise in earnings, and 35% increase in backlog during the third quarter of 1998.

     On October 26, 1998, MDSI announced a joint marketing venture with the Vantive Corporation, a leader in the front office enterprise software business. MDSI will be the "Mr. Outside"--relaying information from the field--to Vantive's "Mr. Inside"--correlating field service data and adjusting manpower and scheduling. We think the synergy in these two leading companies' services will increase market penetration for both and help further energize MDSI's earnings growth. We have been patient long-term investors and think our patience will soon be rewarded.

     After posting excellent total returns over the prior three fiscal years, the Fund took a step back in fiscal 1998 and experienced a decline of 21.03%. Recently, smaller company stocks rebounded strongly from an extreme oversold level. Whether this represents a major market turn or merely a rally is uncertain. However, we are secure in our belief that the Fund portfolio contains many leading innovative companies, which will reward investors in the future.

Sincerely,

/s/ Robert E. Kern, Jr.

Robert E. Kern, Jr.
Portfolio Manager

                                                         FREMONT MUTUAL FUNDS  3

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, and the related statement of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont Institutional U.S. Micro-Cap Fund of Fremont Mutual Funds, Inc., (hereafter referred to as the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
December 9, 1998

4  FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                OCTOBER 31, 1998

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                                                        Value
Shares             Security Description                               (Note 1)
--------------------------------------------------------------------------------

STOCKS  85.2%
BUSINESS EQUIPMENT & SERVICES   14.0%

*         35,200   24/7 Media, Inc.                                $    402,599
*         47,200   AmeriLink Corp.                                      401,200
*         32,100   Arguss Holdings, Inc.                                481,500
*         29,500   Building One Services Corp.                          365,063
*         94,100   Hospitality Worldwide Services                       482,263
*         82,500   Integrated Process Equipment Corp.                   737,344
*          8,100   META Group, Inc.                                     194,400
*        125,400   NuCO2, Inc.                                          877,800
*         17,300   OmniAmerica, Inc.                                    343,838
*         13,500   Realty Information Group, Inc.                       113,063
*         83,600   Richey Electronics, Inc.                             841,225
                                                                   ------------
                                                                      5,240,295
                                                                   ------------
CAPITAL GOODS    4.4%

*         72,500   IMPCO Technologies, Inc.                           1,223,438
*         81,000   Miller Industries, Inc.                              425,250
                                                                   ------------
                                                                      1,648,688
                                                                   ------------
CONSUMER DURABLES   1.6%

          40,400   Craftmade International, Inc.                        585,800
                                                                   ------------
                                                                        585,800
                                                                   ------------
CONSUMER NON-DURABLES  6.0%

*         11,600   The Hain Food Group, Inc.                            233,450
*         70,300   JAKKS Pacific, Inc.                                  711,788
*         44,000   RARE Hospitality International, Inc.                 528,000
*         55,500   Steven Madden Ltd.                                   385,031
*         41,000   United Retail Group, Inc.                            384,375
                                                                   ------------
                                                                      2,242,644
                                                                   ------------
CONSUMER SERVICES   8.3%

*         47,850   American Classic Voyages Co.                         720,741
*         45,800   Blue Rhino Corp.                                     561,050
*         53,500   Cinar Films, Inc. (Class B)                        1,130,188
*         31,200   Go2net, Inc.                                         686,399
                                                                   ------------
                                                                      3,098,378
                                                                   ------------
ENERGY   1.7%

*         24,100   KTI, Inc.                                            506,100
*          6,000   Veritas DGC, Inc.                                    111,750
                                                                   ------------
                                                                        617,850
                                                                   ------------
HEALTH CARE   10.8%

*         20,800   ArthroCare Corp.                                     369,200
*         94,800   Cytyc Corp.                                        1,587,900
*          6,200   GelTex Pharmaceuticals, Inc.                         155,000
*                  244,200 Genelabs Technologies, Inc.                  526,556
*         75,500   Intensiva Healthcare Corp.                           424,688
*         29,200   Monarch Dental Corp.                                 350,400
*         25,900   Perclose, Inc.                                       618,363
                                                                   ------------
                                                                      4,032,107
                                                                   ------------
RAW MATERIALS   0.9%

          59,000   Northern Technologies International                  342,938
                                                                   ------------
                                                                        342,938
                                                                   ------------

  Shares/                                                               Value
Face Amount        Security Description                               (Note 1)
--------------------------------------------------------------------------------

RETAIL   7.0%

          44,500   J. Baker, Inc.                                  $    244,750
*          7,800   Media Arts Group, Inc.                                99,450
*         95,500   Movie Gallery, Inc.                                  382,000
*         34,200   Quiksilver, Inc.                                     707,513
*         31,300   Rent-Way, Inc.                                       739,463
*         14,050   Successories, Inc.                                    42,150
*         15,500   Tractor Supply Co.                                   383,625
                                                                   ------------
                                                                      2,598,951
                                                                   ------------
TECHNOLOGY (COMPONENTS)   11.5%

*         76,600   Anaren Microwave, Inc.                               986,225
*         23,000   Micrel, Inc.                                         756,125
*                  180,100 Orckit Communications Ltd.                 2,318,788
*         46,800   Southwall Technologies, Inc.                         251,550
                                                                   ------------
                                                                      4,312,688
                                                                   ------------
TECHNOLOGY (EQUIPMENT)   2.5%

*         50,200   Proxim, Inc.                                         749,863
*         46,100   Schmitt Industries, Inc.                             187,281
                                                                   ------------
                                                                        937,144
                                                                   ------------
TECHNOLOGY (SOFTWARE)  16.5%

*         93,400   Acclaim Entertainment, Inc.                          747,200
*        125,900   MDSI Mobile Data Solutions, Inc.                   1,699,649
*         22,400   New Era of Networks, Inc.                          1,103,199
*         68,600   OrCAD, Inc.                                          553,087
*         40,100   Peerless Systems Corp.                               275,687
*         13,682   Peregrine Systems, Inc.                              477,159
*         28,900   TSI International Software Ltd.                      906,737
*        147,200   V-One Corp.                                          390,999
                                                                   ------------
                                                                      6,153,717
                                                                   ------------

TOTAL STOCKS  (Cost $36,292,952)                                     31,811,200
                                                                   ------------

SHORT-TERM SECURITIES  19.9%
          45,412   SSgA Prime Money Market Fund                    $     45,412
    $  7,400,000   Federal Home Loan Mortgage Corp.,
                   Discount Note, 5.420%, 11/02/98                    7,398,886
                                                                   ------------

TOTAL SHORT-TERM SECURITIES (Cost $7,444,298)                         7,444,298
                                                                   ------------

TOTAL INVESTMENTS (Cost $43,737,250), 105.1%                         39,255,498

OTHER ASSETS AND LIABILITIES, NET, (5.1)%                            (1,908,319)
                                                                   ------------

NET ASSETS, 100.0%                                                 $ 37,347,179
                                                                   ============

* Non-income producing securities
The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  5

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                OCTOBER 31, 1998

STATEMENT OF ASSETS AND LIABILITIES
(All numbers in thousands except net asset value per share)

Assets:
   Investments in securities at cost                                   $ 43,737
                                                                       ========
   Investments in securities at value (Note 1)                           39,255
   Dividends and interest receivable                                         22
   Receivable for securities sold                                             8
   Receivable from sale of fund shares                                      186
   Unamortized organization costs (Note 3)                                   19
                                                                       --------
      Total assets                                                       39,490
                                                                       --------
Liabilities:
   Bank overdraft                                                           135
   Payable for securities purchased                                       1,924
   Payable to management company                                              8
   Payable for fund shares redeemed                                          45
   Accrued expenses:
      Investment advisory, administrative and
         shareholder servicing fees                                          31
                                                                       --------
      Total liabilities                                                   2,143
                                                                       --------
Net assets                                                             $ 37,347
                                                                       ========
Net assets consist of:
   Paid in capital                                                     $ 44,976
   Unrealized depreciation on investments                                (4,482)
   Accumulated net realized loss                                         (3,147)
                                                                       --------
Net assets                                                             $ 37,347
                                                                       ========
Shares of capital stock outstanding                                       4,969
                                                                       ========
Net asset value per share                                              $   7.52
                                                                       ========

The accompanying notes are an integral part of these financial statements.

6  FREMONT MUTUAL FUNDS

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                          YEAR ENDED OCTOBER 31, 1998

STATEMENT OF OPERATIONS
(All numbers in thousands)

Investment Income:
   Interest                                                            $    389
   Dividends                                                                 11
                                                                       --------
      Total income                                                          400
                                                                       --------
Expenses:
   Investment advisory and administrative fees (Note 2)                     571
   Shareholder servicing fees                                                19
   Custody fees                                                              30
   Accounting fees                                                           20
   Audit and legal fees                                                      16
   Directors' fees (Note 2)                                                   6
   Registration fees                                                         13
   Other                                                                     11
                                                                       --------
      Total expenses before reductions                                      686
      Earned credits                                                         (1)
      Expenses waived and/or reimbursed by Advisor (Note 2)                 (64)
                                                                       --------
         Total net expenses                                                 621
                                                                       --------
            Net investment loss                                            (221)
                                                                       --------
Realized and unrealized loss from investments:
   Net realized loss from investments                                    (3,141)
   Net unrealized depreciation on investments                            (8,765)
                                                                       --------
      Net realized and unrealized loss from investments                 (11,906)
                                                                       --------
         Net decrease in net assets resulting from operations          $(12,127)
                                                                       ========

The accompanying notes are an integral part of these financial statements.

                                                         FREMONT MUTUAL FUNDS  7

                   FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                OCTOBER 31, 1998

STATEMENT OF CHANGES IN NET ASSETS
(All numbers in thousands)

                                                                                   Period from
                                                                 Year ended    August 4, 1997 1 to
                                                              October 31, 1998   October 31, 1997
                                                              ----------------   ----------------
Increase (decrease) in net assets:
   From operations:
      Net investment loss                                         $   (221)          $    (20)
      Net realized gain (loss) from investments                     (3,141)             2,498
      Net unrealized depreciation on investments                    (8,765)            (2,226)
                                                                  --------           --------
         Net increase (decrease) in net assets from operations     (12,127)               252
                                                                  --------           --------
   Distributions to shareholders from:
      Net realized gains                                            (1,255)            (1,229)
                                                                  --------           --------
         Total distributions to shareholders                        (1,255)            (1,229)
                                                                  --------           --------
   From capital share transactions:
      Proceeds from shares sold (Note 2)                            31,161             40,322
      Payments for shares redeemed                                 (22,116)                --
      Reinvested dividends                                           1,139              1,200
                                                                  --------           --------
         Net increase in net assets
            from capital share transactions                         10,184             41,522
                                                                  --------           --------

Net increase (decrease) in net assets                               (3,198)            40,545

Net assets at beginning of period                                   40,545                 --
                                                                  --------           --------
Net assets at end of period                                       $ 37,347           $ 40,545
                                                                  ========           ========
Capital transactions in shares:
   Sold (Note 2)                                                     3,337              4,022
   Redeemed                                                         (2,640)                --
   Reinvested dividends                                                127                123
                                                                  --------           --------
      Net increase from capital share transactions                     824              4,145
                                                                  ========           ========

FINANCIAL HIGHLIGHTS
                                                                                   Period from
                                                                 Year ended    August 4, 1997 1 to
                                                              October 31, 1998   October 31, 1997
                                                              ----------------   ----------------
Selected Per Share Data
for one share outstanding during the period
   Net asset value, beginning of period                          $   9.78           $  10.00
                                                                 --------           --------
   Income from Investment Operations
      Net investment loss                                            (.04)                --
      Net realized and unrealized gain (loss)                       (1.98)               .09
                                                                 --------           --------
         Total investment operations                                (2.02)               .09
                                                                 --------           --------
      Less Distributions
         From net realized gains                                     (.24)              (.31)
                                                                 --------           --------
            Total distributions                                      (.24)              (.31)
                                                                 --------           --------
      Net asset value, end of period                             $   7.52           $   9.78
                                                                 ========           ========

Total Return 2                                                     -21.03%              0.90%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)                      $ 37,347           $ 40,545
   Ratio of net expenses to average net assets 3                     1.25%              1.25%*
   Ratio of gross expenses to average net assets 3                   1.38%              1.49%*
   Ratio of net investment loss to average net assets 3              -.44%              -.21%*
   Portfolio turnover rate                                            187%                28%

1  Fund's date of inception
2 Total return would have been lower had the advisor not waived and/or reimbursed expenses.
3  See Note 2 of "Notes to Financial Statements."
*  Annualized

The accompanying notes are an integral part of these financial statements.

8  FREMONT MUTUAL FUNDS

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

      Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in thirteen series, one of which, the Institutional U.S. Micro-Cap Fund (the Fund), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

      Significant accounting policies followed by the Fund are in conformity with generally accepted accounting principles for investment companies and are summarized below.

   A. Security Valuation

      Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

   B. Security Transactions

      Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

   C. Investment Income, Expenses and Distributions

      Dividends  are  recorded  on the  ex-dividend  date.  Interest  income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code, as amended. Distributions to shareholders are recorded on the ex-dividend date. The Investment Company accounts for the assets of the Fund and allocates general expenses of the Investment Company to the Fund based upon the relative net assets of the Fund or the nature of the services performed and their applicability to the Fund.

   D. Income Taxes

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in the prospectus.

      Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to differing treatments for losses deferred due to wash sale rules, classification of gains/losses related to certain futures and options transactions.

      Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

      For Federal income tax purposes, The Fund has a capital loss carryover at October 31, 1998. Capital loss carryovers result when a fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years.
      Unused capital loss carryovers expire in eight years. The Fund has a capital loss carryover of $2,860,764 at October 31, 1998 which will expire in 2006.

   E. Accounting Estimates

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

      Investment Advisor

      The Fund has entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the Advisor), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 1.15%.

      The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements will be accounted for

                                                         FREMONT MUTUAL FUNDS  9

                           FREMONT MUTUAL FUNDS, INC.
                NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

      as contingent liabilities that are not recordable on the balance sheet of the Fund until payment is probable. The Advisor has not recouped $22,911 of prior period expense waivers and reimbursements as of October 31, 1998.

      Investors Fiduciary Trust Company ("IFTC") serves as custodian and investment accounting agent for the Fund. All fees charged by IFTC are paid by the Fund, subject to the limitations listed above. Fees for custody services are subject to reductions by credits earned on the cash balances of the Fund held by IFTC as custodian.

      Ratios of expenses have been disclosed both before and after the impact of these various waivers, reimbursements and credits under the Fund's Financial Highlights table.

      The Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the year ended October 31, 1998, no reimbursements were required or made to the Fund by the Advisor to comply with these limitations.

      Other Related Parties

      At October 31, 1998, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 85% of the Fund.

      On August 6, 1997, the Fund commenced operations upon the transfer of assets from a separate account of an employee retirement plan. This transfer was accomplished by a tax-free exchange of 3,785,450 shares of the Fund for investments with a market value and cost of $37,854,505 and $31,344,942, respectively.

      Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3. ORGANIZATION COSTS

      Costs incurred by the Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

      Aggregate purchases and aggregate proceeds from sales of securities for the year ended October 31, 1998 were as follows:

                                         Purchases        Proceeds

            Long-term securities:       $87,197,685      $78,265,212

5. PORTFOLIO CONCENTRATIONS

      Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

6. UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

      At October 31, 1998, the cost of securities for federal income tax purposes was $44,023,979 and the net unrealized depreciation based on that cost were as follows:

      Unrealized appreciation        $   2,726,840
      Unrealized depreciation           (7,495,321)
                                     -------------
      Net unrealized depreciation    $  (4,768,481)
                                     =============

7. LINE OF CREDIT

      The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. The Fund's borrowings cannot exceed 20% of its net assets. Combined borrowings of all Funds cannot exceed the $75 million limit on the total line of credit. The Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. At October 31, 1998, there were no such borrowings outstanding.

10  FREMONT MUTUAL FUNDS

                      This page left blank intentionally.

                      This page left blank intentionally.

                                  [BLANK PAGE]

Fremont [LOGO]
  Funds

50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com


[GRAPHIC]
Distributed by First Fund Distributors, Inc., San Francisco, CA  94105
BR040-9812